UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 9, 2002

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
            (Exact name of registrant as specified in its charter)


         California                  0-10831                  95-2744492
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


           55 Beattie Place
         Post Office Box 1089
   Greenville, South Carolina  29602                            29602
(Address of principal executive offices)                     (Zip Code)


                                (864) 239-1000
                       (Registrant's telephone number)

                                     N/A

        (Former Name or former address, if changed since last report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated August 9, 2002 (filed with the Securities and Exchange Commission on August 23, 2002), as set forth in the pages attached hereto.

Item 7.     Financial Statements and Exhibits

(a) and (b) FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet
      (Unaudited) as of June 30, 2002................................   4
Pro Forma Consolidated Income Statement
      (Unaudited) for the six months ended June 30, 2002.............   5
Pro Forma Consolidated Income Statement
      (Unaudited) for the year ended December 31, 2001...............   6

Notes to Pro Forma Consolidated Financial Information.................. 7

Report of Independent Auditors.......................................   9

Combined Statements of Revenues and Certain Expenses for the six months ended June 30, 2002 (unaudited) and the years ended
      December 31, 2001, 2000 and 1999................................  10

Notes to Consolidated Statements of Revenues and Certain Expenses...... 11

(c) EXHIBITS

      None.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

                                 By: ConCap Equities, Inc.
                                     Its General Partner

                                 By: /s/Patrick J. Foye
                                     Patrick J. Foye
                                     Executive Vice President and Director

                                Date: October 25, 2002

                 PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)

The unaudited pro forma consolidated balance sheet of Consolidated Capital Institutional Properties ("CCIP" or the "Partnership") as of June 30, 2002 has been prepared as if the Partnership's acquisition of the fee interest in the four properties (Silverado Apartments, The Knolls Apartments, Indian Creek Apartments, and Tates Creek Village Apartments) had been consummated on June 30, 2002. The unaudited pro forma consolidated income statements for the year ended December 31, 2001 and the six months ended June 30, 2002 are presented as if the Partnership's acquisition of the four properties occurred on January 1, 2001 and the effect was carried forward through the year and the six month period.

On August 9, 2002, the general partner of CCIP executed and filed deeds in lieu of foreclosure on three of the properties of Consolidated Capital Equity Properties ("CCEP"): Silverado Apartments, The Knolls Apartments, and Indian Creek Apartments. In addition, on August 13, 2002, the general partner of CCIP executed and filed a deed in lieu of foreclosure on Tates Creek Village Apartments.

The pro forma consolidated financial statements do not represent what the Partnership's financial position or results of operations would have been assuming the completion of the Partnership's acquisition of the four properties had occurred on January 1, 2001 and period indicated, nor do they project the Partnership's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Partnership's 2001 Annual Report on Form 10-K and the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF JUNE 30, 2002
                                 (UNAUDITED)
                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                            CCIP                     PARTNERSHIP
                                         HISTORICAL   ACQUISITION      PROFORMA
                                             (A)          (B)          ADJUSTED
Assets
Cash and cash equivalents                  $ 1,086     $   293        $ 1,379
Receivables and deposits                       363          64            427
Restricted escrows                             417         516            933
Other assets                                 1,007         166          1,173
Investment in Master Loan to
  affiliate                                 26,430     (11,561)(C)     14,869
Investment in affiliated partnerships           --         918            918
Investment properties:
 Land                                        3,564       7,540         11,104
 Building and related personal
  property                                  39,760      30,160         69,920
                                            43,324      37,700         81,024
Less: Accumulated depreciation             (17,455)         --        (17,455)
                                            25,869      37,700         63,569
                                           $55,172     $28,096        $83,268
Liabilities and Partners' Capital
Liabilities
 Accounts Payable                          $   126     $    70        $   196
 Tenant security deposit liabilities           514         123            637
 Accrued property taxes                         46         233            279
 Other liabilities                             668         209            877
 Mortgage notes payable                     26,285      25,467         51,752
     Total Liabilities                      27,639      26,102         53,741

Partners' Capital
 General Partner                               119         114            233
 Limited partners (199,045.02 units
 issued and outstanding)                    27,414       1,880         29,294
                                            27,533       1,994 (D)     29,527

                                           $55,172     $28,096        $83,268


                 The accompanying notes are an integral part of
                      these pro forma financial statements.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2002
                                 (UNAUDITED)
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                   CCIP                              PARTNERSHIP
                                HISTORICAL  ACQUISITION    PROFORMA     PROFORMA
                                    (A)         (B)       ADJUSTMENTS   ADJUSTED
Revenues
Rental income                     $5,387      $3,296       $    --       $8,683
Interest income on
 investment in Master Loan
 to affiliate                        386          --          (386)(C)       --
Other income                         405         320            --          725
     Total revenues                6,178       3,616          (386)       9,408

Expenses
 Operating                         2,372       1,418            --        3,790
 General and administrative          389          --           176(D)       565
 Depreciation                      1,486          --           500(E)     1,986
 Interest                            934         998            --        1,932
 Property taxes                      416         211            --          627
     Total expenses                5,597       2,627           676        8,900

 Net income (loss)                $  581      $  989       $(1,062)      $  508

 Net income (loss) allocated
  to general partner (1%)              6          10           (11)           5
 Net income (loss) allocated
  to limited partners (99%)          575         979        (1,051)         503

Net income (loss)                 $  581      $  989       $(1,062)      $  508

Net income (loss) per limited
 partnership unit                 $ 2.89      $ 4.92       $ (5.28)      $ 2.53

                 The accompanying notes are an integral part of
                      these pro forma financial statements.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (UNAUDITED)
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                   CCIP                              PARTNERSHIP
                                HISTORICAL  ACQUISITION    PROFORMA    PROFORMA
                                    (A)         (B)      ADJUSTMENTS   ADJUSTED
Revenues
Rental income                     $11,305     $ 7,061      $    --      $18,366
Interest income on
 investment in Master Loan
 to affiliate                       3,280          --       (3,280)(C)       --
 Reduction of provision for
  impairment loss                   3,176          --       (3,176)(D)       --
Other income                          899         587           --        1,486
     Total revenues                18,660       7,648       (6,456)      19,852

Expenses
 Operating                          5,168       2,942           --        8,110
 General and administrative           720          --          268(E)       988
 Depreciation                       2,980          --        1,000(F)     3,980
 Interest                           1,889       2,036           --        3,925
 Property taxes                       825         411           --        1,236
     Total expenses                11,582       5,389        1,268       18,239

 Net income (loss)                $ 7,078     $ 2,259      $(7,724)     $ 1,613

 Net income (loss) allocated
  to general partner (1%)              71          23          (77)          16
 Net income (loss) allocated
  to limited partners (99%)         7,007       2,236       (7,647)       1,597

Net income (loss)                 $ 7,078     $ 2,259      $(7,724)     $ 1,613

Net income (loss) per
 limited partnership unit         $ 35.20     $ 11.23      $(38.42)     $  8.02

                 The accompanying notes are an integral part of
                      these pro forma financial statements.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

      NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2002

(A) Reflects the consolidated balance sheet of CCIP reported on the Quarterly Report Form 10-Q at June 30, 2002.

(B) Reflects the assets and liabilities valuation of the four properties (Silverado Apartments, The Knolls Apartments, Indian Creek Apartments and Tates Creek Apartments) at June 30, 2002.

(C) The write off of the portion of the investment in the Master Loan to CCEP related to the four properties foreclosed on by the Partnership.

(D) Reflects gain on foreclosure as a result of recording the assets and liabilities of the four properties at their respective fair values.

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                        SIX MONTHS ENDED JUNE 30, 2002

(A) Reflects the consolidated statement of income of CCIP for the six month period ended June 30, 2002 as reported on the Partnership's Quarterly Report on Form 10-Q.

(B) Reflects the historical operations of the four properties for the six months ended June 30, 2002.

(C) Reflects elimination of Master Loan balance and related interest income due to the acquisition through foreclosure on the collateral for the loan. All interest income was eliminated due to the impending foreclosure of the remaining properties which serve as collateral for the loan.

(D) Reflects General Partner Reimbursements for the four properties.

(E) Reflects straight line depreciation for Silverado Apartments, The Knolls Apartments, Indian Creek Apartments and Tates Creek Village Apartments based on estimated useful lives of 30 years, for buildings and five years for furniture, fixtures and equipment.

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                         YEAR ENDED DECEMBER 31, 2001

(A) Reflects the consolidated statement of income of CCIP for the year ended December 31, 2001 as reported on the Partnership's Annual Report on Form 10-K.

(B) Reflects the historical operations of the four properties for the year ended December 31, 2001.

(C) Reflects elimination of Master Loan balance and related interest income due to the acquisition through foreclosure on the collateral for the loan. All interest income was eliminated due to the impending foreclosure of the remaining properties which serve as collateral for the loan.

(D) Reflects elimination of reduction of provision for impairment loss on the Master Loan as all of the properties which serve as collateral for the Master Loan have either been foreclosed upon or the foreclosure proceedings are in process.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                         YEAR ENDED DECEMBER 31, 2001


(E) Reflects General Partner Reimbursements for the four properties.

(F) Reflects straight line depreciation for Silverado Apartments, The Knolls Apartments, Indian Creek Apartments and Tates Creek Village Apartments based on estimated useful lives of 30 years for buildings and five years for furniture, fixtures and equipment.

           Report of Ernst & Young LLP, Independent Auditors


The Partners
Consolidated Capital Institutional Properties

We have audited the accompanying combined statements of revenues and certain expenses of The Knolls Apartments, Indian Creek Village Apartments, Tates Creek Village Apartments and Silverado Apartments as described in Note 1 for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses was prepared using the basis of accounting described in Note 1 for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Consolidated Capital Institutional Properties, and are not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Properties, as described in Note 1 for the years ended December 31, 2001, 2000 and 1999, in conformity with accounting principles generally accepted in the United States.


                                                            /s/Ernst & Young LLP

October 15, 2002
Greenville, South Carolina

           The Knolls Apartments, Indian Creek Village Apartments, Tates Creek Village Apartments and Silverado Apartments

             Combined Statements of Revenues and Certain Expenses

           Years Ended December 31, 2001, 2000 and 1999 and Unaudited
                         Six Months Ended June 30, 2002

                                (In thousands)




                              Six Months Ended      Year ended December 31
                                June 30,2002        2001      2000         1999
                                (Unaudited)
Revenues:
      Rental income                $ 3,296       $ 7,061   $ 6,795      $ 6,706
      Other income                     320           587       550          453
     Total revenue                   3,616         7,648     7,345        7,159

Certain expenses:
      Advertising                       63           139       154          152
      Utilities                        328           661       596          571
      Management fees                  187           401       373          367
      Salaries and benefits            299           730       767          768
      Repairs and maintenance          316           565       563          556
      Insurance                         96           164       125          122
      Other operating expenses         129           282       276          249
      Interest expense                 998         2,036     1,136          848
      Property tax expense             211           411       311          365
      Loss on refinancing                -             -       730            -
      Total expenses                 2,627         5,389     5,031        3,998

Revenues in excess of certain
expenses                            $  989       $ 2,259   $ 2,314      $ 3,161

See accompanying notes.

        The Knolls Apartments, Indian Creek Village Apartments,
        Tates Creek Village Apartments and Silverado Apartments

     Notes to Combined Statements of Revenues and Certain Expenses

           Years Ended December 31, 2001, 2000 and 1999 and Unaudited
                         Six Months Ended June 30, 2002


1.   Basis of Presentation

The accompanying combined statements of revenues and certain expenses relates to the operations of The Knolls Apartments, Indian Creek Village Apartments, Tates Creek Village Apartments and Silverado Apartments (the "Properties"). The financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined statements of revenues and certain expenses exclude certain items that may not be comparable to the proposed future operations of the Properties, primarily depreciation expense. Consequently, the financial statements are not representative of the actual operations of the Properties for the periods presented, nor are they indicative of future operations.

2.  Summary of Significant Accounting Policies

Revenue Recognition

The Properties generally lease apartment units for twelve-month terms or less. Rental Income attributable to leases is recognized monthly as it is earned. The properties will offer rental concessions during particularly slow months or in response to heavy competition from other similar complexes in the area. Concessions are charged to income as earned.

Advertising

The Properties expense the cost of advertising as incurred.

Use of Estimates

The preparation of combined statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

        The Knolls Apartments, Indian Creek Village Apartments,
        Tates Creek Village Apartments and Silverado Apartments

     Notes to Combined Statements of Revenues and Certain Expenses

           Years Ended December 31, 2001, 2000 and 1999 and Unaudited
                         Six Months Ended June 30, 2002


3.   Interim Unaudited Financial Information

The financial statement for the six months ended June 30, 2002 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

4. Refinancings/Financings

During 2000, the mortgage indebtedness for The Knolls Apartments, Indian Creek Village Apartments and Tates Creek Village Apartments was refinanced or new indebtedness was placed on the properties. The refinancings replaced indebtedness of $12,009,000 with new indebtedness of $22,875,000. In addition, financing was obtained for Silverado Apartments in the amount of $3,525,000. The indebtedness carries stated interest rates of 7.78% to 7.87%. Principal and interest payments are due on the indebtedness monthly until maturity in 2010, at which time balloon payments are due. A loss on refinancing was recorded associated with these Properties of approximately $730,000, due to write-off of unamortized loan costs and prepayment penalties.

5. Related Party Transactions

Affiliates of the Properties are entitled to receive 5% of gross receipts from the Properties for providing property management services. The Properties paid to such affiliates approximately $401,000, $373,000 and $367,000 for the years end December 31, 2001, 2000 and 1999, respectively and approximately $187,000 for the six months ended June 30, 2002.